Exhibit 99.1

Century Aluminum Company Reports Second Quarter 2020 Results

Chicago, August 5, 2020 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its second quarter 2020 results.

Second Quarter 2020 Financial Results

•Shipments of 210,309 tonnes, a 4% increase over prior quarter
•Net sales of $401.9 million, a 5% decrease over prior quarter primarily due to lower LME prices and regional premiums
•Net loss of $(26.9) million, or $(0.30) per share
•Adjusted net loss(1) of $(18.4) million, or $(0.19) per share
•Adjusted EBITDA(1) of $4.7 million

$MM (except shipments and per share data)
	Q1 2020	Q2 2020
Shipments (tonnes)	202,905	210,309
Net sales	$421.2	$401.9
Net income (loss)	$(2.7)	$(26.9)
Diluted earnings (loss) per share	$(0.03)	$(0.30)
Adjusted net income (loss)(1)	$1.0	$(18.4)
Adjusted earnings (loss) per share(1)	$0.01	$(0.19)
Adjusted EBITDA(1)	$28.1	$4.7

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures

In the second quarter of 2020, shipments of primary aluminum were 210,309 tonnes compared with 202,905 tonnes shipped in the first quarter of 2020. Net sales for the second quarter of 2020 were $401.9 million compared with $421.2 million for the first quarter of 2020, reflecting a 5% decrease over prior quarter primarily due to lower LME prices and regional premiums.
Century reported a net loss of $(26.9) million for the second quarter of 2020 and an $(18.4) million net loss on an adjusted basis. Second quarter results were negatively impacted by $8.5 million of exceptional items, including a $6.4 million lower of cost or net realizable value inventory adjustment (net of tax) and $2.7 million of unrealized losses on forward derivative contracts (net of tax), offset by a $0.6 million insurance recovery related to the 2018 equipment failure at Sebree. This result compares to a net loss of $(2.7) million for the first quarter of 2020, or $1.0 million net income on an adjusted basis.
Adjusted EBITDA for the second quarter of 2020 was $4.7 million, a decrease of $23.4 million primarily driven by unfavorable LME and regional premium price realizations, partially offset by lower raw material prices and lower operating expenses.
Century's cash position at quarter end was $174.1 million, a sequential increase of $26.5 million. Revolver availability was $23.3 million.
"We have maintained the measures we instituted in early March aimed at protecting the health of our employees and ensuring the continuity of our operations," commented Michael Bless, President and CEO. "The program has remained effective; all plants continue to run with minimal disruption. We have also maintained the stringent fiscal discipline we established several months ago, with exceptions for spending aimed at safety or sustainability. Most importantly, our people continue to dedicate themselves to their own safety and that of their colleagues."
Mr. Bless added, "Second quarter financial performance was consistent with our expectations. Cash flow was strong, and liquidity remains robust. In early July, we completed the refinancing of our only public debt issue; the new notes do not mature until 2025. Looking ahead, due to the normal lag in our price realization, third quarter reported financial performance will reflect the depressed commodity price environment that persisted throughout April and May. The metal price has since then improved meaningfully, consistent with the progress in a broad spectrum of manufacturing sectors and in the economy more generally; we are seeing evidence of these trends in regional and product premiums. That said, the U.S. delivered price remains depressed as the direct result of the surge of primary aluminum imports from Canada that began almost immediately after that country was exempted from the Section 232 tariffs in May 2019, breaching the clear commitment that was made; the re-imposition of the tariff remains the only method of regaining the effectiveness of the program."
"Century remains in excellent shape to address any number of scenarios," concluded Mr. Bless. "We are prepared to operate in the present manner for a protracted period, until the public health and economic outlooks become clearer. We also remain focused on the strategic initiatives that will drive long-term value, a key example of which is the realization of full market power for Mt. Holly. To that end, we continue to work with the newly formed municipal utility to establish the necessary contractual arrangements. With a competitive power price, Mt. Holly would be the most efficient primary aluminum smelter in the U.S. and would have a long and productive future ahead of it."
About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance.  These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash.  Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management.  The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP.  In addition, because not all companies use identical calculations, adjusted net income, adjusted earnings per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are statements about future events and are based on our current expectations.  These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may."  Our forward-looking statements include, without limitation, statements with respect to: the future financial and operating performance of Century and its subsidiaries, including financial and operating estimates or projections from the restart of curtailed capacity, as a result of future aluminum or raw material costs or otherwise; our assessment of the aluminum market and aluminum prices (including premiums); our assessment of alumina pricing and costs associated with our other key raw materials, including power; our ability to successfully manage market risk and to control or reduce costs; our plans and expectations with respect to future operations, including any plans and expectations to curtail or restart production; our plans and ability to bring our Hawesville smelter back to full production and expectations as to the costs and benefits associated with this project, including expected incremental production or earnings and cash flow as well as benefits from investments in new technology and other production improvements; our ability to successfully obtain long-term competitive power arrangements for our operations, including at Mt. Holly, and the potential benefits we might receive or potential detriments we may incur if we are or are not successful in such efforts; our assessment of global and local financial and economic conditions; the impact of Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; the impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions; our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; our ability to repay or refinance debt in the future; our ability to recover losses from our insurance; estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; our assessment of any future tax audits or insurance claims and their respective outcomes; negotiations with labor unions; the impact of the continuously evolving COVID-19 pandemic, including any possible impact on our business, operations, financial condition, results of operation, global supply chains or workforce; our assessment of any information technology related risks, including the risk from cyberattack or data security breaches; and our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements.  Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission.  Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended.  Many of these factors are beyond our ability to control or predict.  Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	June 30,	March 31	June 30,
	2019	2020	2020
NET SALES:
Related parties	$305.0	$271.0	$285.6
Other customers	168.1	150.2	116.3
Total net sales	473.1	421.2	401.9
Cost of goods sold	477.2	416.4	414.9
Gross profit (loss)	(4.1)	4.8	(13.0)
Selling, general and administrative expenses	11.9	8.9	11.8
Other operating (income) expense - net	0.3	0.3	0.2
Operating income (loss)	(16.3)	(4.4)	(25.0)
Interest expense - term loan	(0.6)	(0.7)	(0.5)
Interest expense	(5.8)	(6.0)	(5.9)
Interest income	0.2	0.1	0.4
Net gain (loss) on forward and derivative contracts	6.1	3.8	3.7
Other income (expense) - net	(1.7)	1.7	1.3
Income (loss) before income taxes and equity in earnings of joint ventures	(18.1)	(5.5)	(26.0)
Income tax (expense) benefit	1.6	2.8	(0.9)
Income (loss) before equity in earnings of joint ventures	(16.5)	(2.7)	(26.9)
Loss on sale of BHH	(4.3)	—	—
Equity in earnings (losses) of joint ventures	0.1	—	—
Net income (loss)	$(20.7)	$(2.7)	$(26.9)

Net income (loss) allocated to common stockholders	$(20.7)	$(2.7)	$(26.9)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and Diluted	$(0.23)	$(0.03)	$(0.30)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted	88.8	89.3	89.5

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Six months ended June 30,
	2019	2020

NET SALES:
Related parties	$616.4	$556.6
Other customers	346.8	266.5
Total net sales	963.2	823.1
Cost of goods sold	980.1	831.3
Gross profit (loss)	(16.9)	(8.2)
Selling, general and administrative expenses	26.6	20.7
Other operating (income) expense - net	0.6	0.5
Operating income (loss)	(44.1)	(29.4)
Interest expense - term loan	(0.6)	(1.2)
Interest expense	(11.7)	(11.9)
Interest income	0.4	0.5
Net gain (loss) on forward and derivative contracts	0.4	7.5
Other income (expense) - net	(0.5)	3.0
Income (loss) before income taxes and equity in earnings of joint ventures	(56.1)	(31.5)
Income tax (expense) benefit	4.4	1.9
Income (loss) before equity in earnings of joint ventures	(51.7)	(29.6)
Loss on sale of BHH	(4.3)	—
Equity in earnings (losses) of joint ventures	0.7	—
Net income (loss)	$(55.3)	$(29.6)

Net income (loss) allocated to common stockholders	$(55.3)	$(29.6)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and Diluted	$(0.63)	$(0.33)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted	88.5	89.4

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	December 31, 2019	June 30, 2020
ASSETS
Cash and cash equivalents	$38.9	$174.1
Restricted cash	0.8	3.7
Accounts receivable - net	70.1	35.9
Due from affiliates	30.1	9.8
Inventories	320.6	275.0
Derivative assets	14.6	18.3
Prepaid and other current assets	12.2	14.6
Total current assets	487.3	531.4
Property, plant and equipment - net	949.2	919.0
Due from affiliates - less current portion	0.5	3.9
Other assets	62.7	69.7
TOTAL	$1,499.7	$1,524.0
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$97.1	$87.7
Due to affiliates	32.9	1.8
Accrued and other current liabilities	61.5	76.9
Accrued employee benefits costs	10.4	10.4
Hawesville term loan	20.0	20.0
U.S. revolving credit facility	4.0	45.0
Industrial revenue bonds	7.8	7.8
Total current liabilities	233.7	249.6
Senior notes payable	249.2	249.5
Hawesville term loan - less current portion	20.0	10.0
Iceland revolving credit facility	—	45.0
Accrued pension benefits costs - less current portion	60.8	57.7
Accrued postretirement benefits costs - less current portion	100.7	99.3
Other liabilities	42.4	47.8
Leases - right of use liabilities	22.8	21.7
Deferred taxes	95.1	94.7
Total noncurrent liabilities	591.0	625.7

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 67,323 outstanding at December 31, 2019; 160,000 issued and 66,039 outstanding at June 30, 2020)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 96,372,182 issued and 89,185,661 outstanding at December 31, 2019; 96,671,355 issued and 89,484,834 outstanding at June 30, 2020)	1.0	1.0
Additional paid-in capital	2,526.5	2,527.6
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(109.8)	(107.6)
Accumulated deficit	(1,656.4)	(1,686.0)
Total shareholders’ equity	675.0	648.7
TOTAL	$1,499.7	$1,524.0

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Six months ended June 30,
	2019	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(55.3)	$(29.6)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Loss on sale of BHH	4.3	—
Unrealized (gains) losses on forward and derivative contracts	(0.8)	(3.6)
Lower of cost or NRV inventory adjustment	13.4	37.1
Depreciation and amortization	43.1	40.4
Other non-cash items - net	(5.1)	1.9
Change in operating assets and liabilities:
Accounts receivable - net	0.7	34.1
Due from affiliates	1.6	21.6
Inventories	(8.9)	8.4
Prepaid and other current assets	2.1	(1.1)
Accounts payable, trade	(23.1)	(10.0)
Due to affiliates	2.9	(31.0)
Accrued and other current liabilities	(1.6)	0.1
Other - net	1.1	3.3
Net cash provided by (used in) operating activities	(25.6)	71.6
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(23.3)	(9.6)
Proceeds from sale of property, plant and equipment	—	0.1
Proceeds from sale of joint venture	10.5	—
Net cash provided by (used in) investing activities	(12.8)	(9.5)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings on term loan	40.0	—
Repayments on term loan	—	(10.0)
Borrowings under revolving credit facilities	288.2	122.4
Repayments under revolving credit facilities	(303.3)	(36.4)
Other short-term borrowings	3.4	—
Repayment on other short-term borrowings	(3.4)	—
Issuance of common stock	0.3	—
Net cash provided by (used in) financing activities	25.2	76.0
CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(13.2)	138.1
Cash, cash equivalents and restricted cash, beginning of year	39.7	39.7
Cash, cash equivalents and restricted cash, end of year	$26.5	$177.8

Supplemental Cash Flow Information:
Cash paid for:
Interest	$10.6	$11.0
Taxes	0.3	0.1
Non-cash investing activities:
Capital expenditures	2.1	0.6

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2020
2nd Quarter	130,645	$246.6	79,664	$145.9	210,309	$392.5
1st Quarter	129,114	$273.8	73,791	$141.0	202,905	$414.8

2019
2nd Quarter	125,154	$295.0	78,226	$157.7	203,380	$452.7

         Notes:
         (1) Excludes scrap aluminum sales and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	March 31, 2020		June 30, 2020
	$MM	EPS	$MM	EPS
Net income (loss) as reported	$(2.7)	$(0.03)	$(26.9)	$(0.30)
Lower of cost or NRV inventory adjustment, net of tax	12.1	0.13	6.4	0.07
Unrealized (gain) loss on derivative instruments, net of tax	(8.3)	(0.09)	2.7	0.03
Sebree equipment failure, net of insurance proceeds	(0.1)	0.00	(0.6)	(0.01)
Impact of preferred shares	—	0.00	—	0.02
Adjusted net income (loss)	$1.0	$0.01	$(18.4)	$(0.19)

	Three months ended
	March 31, 2020	June 30, 2020
Net Income (loss) as reported	$(2.7)	$(26.9)
Interest expense	6.0	5.9
Interest expense - term loan	0.7	0.5
Interest income	(0.1)	(0.4)
Net (gain) loss on forward and derivative contracts	(3.8)	(3.7)
Other (income) expense - net	(1.7)	(1.3)
Income tax expense (benefit)	(2.8)	0.9
Operating income (loss)	$(4.4)	$(25.0)
Lower of cost or NRV inventory adjustment	12.1	7.5
Sebree equipment failure, net of insurance proceeds	(0.1)	(0.6)
Depreciation and amortization	20.5	22.8
Adjusted EBITDA	$28.1	$4.7

Contact
Peter Trpkovski
(Investors and media)
312-696-3112

Source: Century Aluminum Company